Cannabis Growth Fund

Investor Class Shares

(Ticker Symbol: CANNX)

Class I Shares

(Ticker Symbol: CANIX)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 30, 2021, to the

Prospectus and Statement of Additional Information (“SAI”),

each dated June 1, 2020, as supplemented.

Important Notice Regarding Investor Class Shares

Upon the recommendation of the Cannabis Growth Fund’s (the “Fund”) advisor, Foothill Capital Management, LLC, the Board of Trustees of the Trust has approved the conversion of the Fund’s Investor Class Shares into Class I Shares and the subsequent termination of the Fund’s Investor Class Shares. Effective immediately, the Investor Class Shares are closed to all new investment. The Fund’s Investor Class Shares will be converted into Class I Shares and the Investor Class Shares will be terminated on or about May 14, 2021 (the “Effective Date”). Accordingly, as of the Effective Date, all references to the Fund’s Investor Class Shares in the Prospectus and SAI are deleted in their entirety. The Fund’s Investor Class Shares and Class I Shares have the same fee structure, except that Class I Shares are not subject to distribution and service fees pursuant to a Rule 12b-1 plan and the expense limitation cap for Class I Shares is lower. Shareholders of Investor Class Shares converted into Class I Shares will not be subject to a redemption fee.

Please file this Supplement with your records.